UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2016

LANTHEUS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36569	35-2318913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road, North Billerica, MA 01862

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Effective January 7, 2016, the Canadian subsidiary (“LMIC”) of Lantheus Medical Imaging, Inc. (“LMI”), operating subsidiary of Lantheus Holdings, Inc. (the “Company”), entered into an asset purchase agreement (the “Purchase Agreement”) pursuant to which it would sell substantially all of the assets of its Canadian radiopharmacies and Gludef® manufacturing and distribution business to one of its existing Canadian radiopharmacy customers, Isologic Innovative Radiopharmaceuticals Ltd. (the “Buyer”).

The purchase price for the asset sale contemplated by the Purchase Agreement (the “Transaction”) was U.S. $9.0 million in cash, which may be subject to certain working capital calculations. The Purchase Agreement contained customary representations, warranties and covenants by each of the parties. Subject to certain limitations, the Buyer will be indemnified for damages resulting from breaches or inaccuracies of LMIC’s representations, warranties and covenants in the Purchase Agreement.

As part of the Transaction, LMI and the Buyer also entered into a customary transition services agreement and a long-term supply contract under which LMIC would supply the Buyer with LMI’s products on commercial terms and under which the Buyer has agreed to certain product purchase commitments.

The Company’s and LMI’s press release announcing the Transactions is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The Transaction was completed on January 13, 2016.

The Company’s (i) unaudited, pro forma consolidated balance sheet as of September 30, 2015 and (ii) unaudited, pro forma consolidated statements of operations for the nine months ended September 30, 2015 and for the fiscal year ended December 31, 2014 are included as Exhibit 99.2 hereto and are incorporated by reference herein.

These unaudited, pro forma consolidated financial statements do not reflect (i) the pro forma impact of the long-term supply agreement described in Item 1.01 or (ii) any potential purchase price adjustments.

The information set forth in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 2.01 of this current report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of Lantheus Holdings, Inc. and Lantheus Medical Imaging, Inc., dated January 13, 2016, announcing the divestiture of its Canadian radiopharmacy business.

99.2	Unaudited pro forma consolidated financial statements of Lantheus Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS HOLDINGS, INC.

By:	/s/ Michael P. Duffy
Name:	Michael P. Duffy
Title:	General Counsel and Senior Vice President, Strategy and Business Development

Date: January 13, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Lantheus Holdings, Inc. and Lantheus Medical Imaging, Inc., dated January 13, 2016, announcing the divestiture of its Canadian radiopharmacy business.

99.2	Unaudited pro forma consolidated financial statements of Lantheus Holdings, Inc.